[GRAPHIC OMITTED]
Ventas, Inc.  4360 Brownsboro Road   Suite 115   Louisville, Kentucky 40207-1642
                        (502) 357.9000 (502) 357.9001 Fax


                                   Contacts:     VENTAS, INC.:
                                                 -------------
                                                 Debra A. Cafaro
                                                 Chairman, President and CEO
                                            or
                                                 Richard A. Schweinhart
                                                 Senior Vice President and CFO
                                                 (502) 357-9000

                                                 ELDERTRUST:
                                                 -----------
                                                 Michael R. Walker
                                                 Executive Chairman, Acting
                                                 President and CEO
                                                 (302) 993-1022 x100


            VENTAS TO ACQUIRE ELDERTRUST IN $184 MILLION TRANSACTION

            Transaction Expected to be Accretive to Ventas's 2004 FFO


LOUISVILLE, Ky. and WILMINGTON, Del. (November 20, 2003) - Ventas, Inc. (NYSE:VTR) ("Ventas" or the "Company") and ElderTrust (NYSE:ETT) ("ElderTrust") said today that the two companies have entered into a definitive merger agreement for Ventas to acquire all of the outstanding common shares of ElderTrust for $12.50 per share, in an all cash transaction valued at $184 million.

         "We are delighted to announce this merger agreement with ElderTrust, another important step in our strategic diversification plan. The transaction should be accretive to Ventas's 2004 Funds From Operations (FFO), and ElderTrust's assets represent an attractive addition to our portfolio," Ventas Chairman, President and CEO Debra A. Cafaro said. "This merger meets our stated goals of acquiring high quality assets in preferred markets that generate sustainable cash flow and that are operated by care providers with good reputations. We are especially pleased that we will have Genesis as an important, new tenant and that we have begun to diversify our investments into assisted and independent living assets."

         Upon completion of the transaction, Ventas will own ElderTrust's 18 healthcare and senior housing assets. The principal tenant of these properties will be the eldercare and therapy business that is currently an operating unit of Genesis Healthcare Ventures (NASDAQ: GHVI) ("Genesis"), ElderTrust's primary tenant.

         ElderTrust Executive Chairman and acting President and CEO Michael R. Walker is the founder, former Chairman and CEO of Genesis. Walker commented that, "This transaction delivers on our assurances that we would maximize value for ElderTrust's shareholders. We look forward to completing this merger with Ventas."


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Ventas to Acquire ElderTrust in $184 Million Transaction
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November 20, 2003
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         The net purchase price of $152 million (before transaction expenses)
represents approximately a 10 percent capitalization rate on ElderTrust's expected annual cash net operating income from its properties of approximately $15 million. With the closing of the transaction, which is expected to occur in the first quarter of 2004, Ventas will add nine assisted living facilities, one independent living facility, five skilled nursing facilities, two medical office buildings and a financial office building to its portfolio. The ElderTrust properties are located in Pennsylvania, Massachusetts and New Jersey. A detailed schedule of the assets to be acquired is attached to this Press Release. The operators of the 15 senior housing and skilled nursing properties in the portfolio, in addition to Genesis, are expected to include Benchmark Assisted Living and Newton Senior Living, LLC, two high quality privately held senior living operators based in Massachusetts.

         Ventas said that, on a full year basis, the transaction should add five to seven cents to its fully diluted FFO per share. The Company also said it expects to fund the $101 million equity portion of the purchase price from: cash on ElderTrust's balance sheet; proceeds Ventas should receive later this year from its previously announced sale of 10 facilities to its primary tenant Kindred Healthcare, Inc. (Nasdaq: KIND); and/or draws on the Company's revolving credit facility. ElderTrust is projected to have approximately $26 million in unrestricted cash, and $6 million of restricted cash, on its balance sheet at the closing. Ventas's ownership of ElderTrust assets will be subject to approximately $83 million of property level debt and other liabilities.

         ElderTrust owns approximately 96 percent of the partnership units in ElderTrust Operating Limited Partnership (ETOP), which, in turn, owns all of ElderTrust's properties. At the closing of the transaction, Ventas expects to acquire all of the limited partnership units in ETOP directly from their owners at $12.50 per unit, excluding 31,455 Class C Units in ETOP (which will remain outstanding).

         Successful completion of the merger, which is structured as a one-step merger, will require approval from two-thirds of the ElderTrust shareholders. As part of the transaction, Ventas has obtained agreements from certain current and former ElderTrust officers and directors, who own approximately twelve percent of the outstanding ElderTrust shares, to vote in favor of the merger. The transaction does not require the vote of Ventas shareholders. The merger agreement will also be subject to satisfaction of certain other conditions, including the completion of the previously announced Genesis spinoff, which is expected to occur in December 2003, and the implementation of agreements in place between Genesis, ElderTrust and other third parties. There can be no assurance that the merger will close or, if it does, when the closing will occur.
         Merrill Lynch is acting as Ventas's exclusive financial advisor, and Wachovia Securities is acting as ElderTrust's exclusive financial advisor, in the transaction.

CONFERENCE CALL TODAY AT 11:00 a.m. (Eastern)

         Ventas will hold a conference call to discuss this release today, Thursday, November 20, 2003, at 11:00 a.m. Eastern Time (10:00 a.m. Central
Time). The conference call is being web cast by CCBN and can be accessed at the Ventas website at www.ventasreit.com or www.fulldisclosure.com. An online replay of the web cast will be available at approximately 1:00 p.m. Eastern Time and will be archived for thirty (30) days.


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Ventas to Acquire ElderTrust in $184 Million Transaction
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November 20, 2003
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         ElderTrust is a real estate investment trust that invests in real estate properties used in the healthcare services industry, principally along the East Coast of the United States.

         Ventas, Inc. is a healthcare real estate investment trust that owns 44 hospitals, 202 nursing facilities and nine other healthcare and senior housing facilities in 37 states. The Company also has investments in 25 additional healthcare and senior housing facilities. More information about Ventas can be found on its website at www.ventasreit.com.

























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Ventas to Acquire ElderTrust in $184 Million Transaction
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November 20, 2003
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         This Press Release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Ventas, Inc.'s ("Ventas" or the "Company") and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a real estate investment trust, plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

         Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Securities and Exchange Commission. Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Kindred Healthcare, Inc. ("Kindred") and certain of its affiliates to continue to meet and/or perform their obligations under their contractual arrangements with the Company and the Company's subsidiaries, including without limitation the lease agreements and various agreements entered into by the Company and Kindred at the time of the Company's spin off of Kindred on May 1, 1998 (the "1998 Spin Off"), as such agreements may have been amended and restated in connection with Kindred's emergence from bankruptcy on April 20, 2001, (b) the ability and willingness of Kindred to continue to meet and/or perform its obligation to indemnify and defend the Company for all litigation and other claims relating to the healthcare operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company,
(j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of and the accounting for the Company's interest rate swap agreement, (m) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, (n) final determination of the Company's taxable net income for the year ending December 31, 2003, (o) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases and the Company's ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants, (p) risks associated with the proposed merger, (q) the impact on the liquidity, financial condition and results of operations of Kindred and the Company's other operators resulting from increased operating costs and uninsured liabilities for professional liability claims, and the ability of Kindred and the Company's other operators to accurately estimate the magnitude of such liabilities, and (r) the factors listed below regarding ElderTrust. Many of such factors are beyond the control of the Company and its management.


         Certain matters discussed within this press release may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. With respect to all statements regarding ElderTrust's and its subsidiaries' ("ElderTrust's") expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a real estate investment trust, plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from the expectations of the issuers of this press release (the "Issuers"). Although the Issuers believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, they can give no assurance that their expectations will be attained. Factors that could cause actual results of ElderTrust to differ materially from these expectations include the extent to which ElderTrust can consummate the proposed transaction with Genesis Health Ventures, Inc. (and after the previously announced spin-off, Genesis HealthCare), risks associated with completion of the merger, risks associated with the unanticipated adverse business developments affecting ElderTrust or Ventas, adverse changes in the real estate markets, and local as well as general economic and competitive factors and other risks detailed from time to time in the ElderTrust's SEC reports and filings. The Issuers assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.



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Ventas to Acquire ElderTrust in $184 Million Transaction
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November 20, 2003
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
                                                           Supplemental Schedule
                                                           ---------------------

-------------------------------------------------------------------------------------------------------------------------------
 Facility Name                           Type (1)     State       Beds        Sq. Ft.          Operator/Tenant
-------------------------------------------------------------------------------------------------------------------------------
 Heritage Woods (2)                        ALF          MA          126                        Genesis
-------------------------------------------------------------------------------------------------------------------------------
 Berkshire Commons (2)                     ALF          PA           75                        Genesis
-------------------------------------------------------------------------------------------------------------------------------
 Lehigh (2)                                ALF          PA           75                        Genesis
-------------------------------------------------------------------------------------------------------------------------------
 Sanatoga Court (2)                        ALF          PA           85                        Genesis
-------------------------------------------------------------------------------------------------------------------------------
 Woodbridge                                ALF          PA           90                        Newton Senior Living, LLC
-------------------------------------------------------------------------------------------------------------------------------
 Highgate at Paoli Pointe (2)              ALF          PA           85                        Genesis
-------------------------------------------------------------------------------------------------------------------------------
 Heritage at North Andover                 ALF          MA           98                        Benchmark Assisted Living
-------------------------------------------------------------------------------------------------------------------------------
 Heritage at Vernon Court                  ALF          MA          115                        Benchmark Assisted Living
-------------------------------------------------------------------------------------------------------------------------------
 Heritage at Cleveland Circle              ALF          MA           90                        Benchmark Assisted Living
-------------------------------------------------------------------------------------------------------------------------------
 Cabot Park Village                        ILF          MA          100 (3)                    Benchmark Assisted Living
-------------------------------------------------------------------------------------------------------------------------------
 Lopatcong Center (2)                      SNF          NJ          153                        Genesis
-------------------------------------------------------------------------------------------------------------------------------
 Wayne Center                              SNF          PA          108                        Jefferson Extended Care, Inc.
-------------------------------------------------------------------------------------------------------------------------------
 Belvedere Nursing & Rehab                 SNF          PA          169                        Genesis
-------------------------------------------------------------------------------------------------------------------------------
 Chapel Manor                              SNF          PA          240                        Genesis
-------------------------------------------------------------------------------------------------------------------------------
 Pennsburg Manor                           SNF          PA          120                        Genesis
-------------------------------------------------------------------------------------------------------------------------------
 Professional Office Building I            MOB          PA                       48,000        Multi-Tenant
-------------------------------------------------------------------------------------------------------------------------------
 DCMH Medical Office Building              MOB          PA                       66,000        Multi-Tenant
-------------------------------------------------------------------------------------------------------------------------------
 Lacey Branch Office Building              Bank         NJ                        4,100        Multi-Tenant
-------------------------------------------------------------------------------------------------------------------------------
       TOTAL                                                      1,729         118,100
-------------------------------------------------------------------------------------------------------------------------------

1.     ALF = Assisted Living Facility
       ILF = Independent Living Facility
       SNF = Skilled Nursing Facility
       MOB = Medical Office Building
2. Change of guarantor from Genesis Health Ventures to Genesis HealthCare Corporation (and $5 million payment) expected to be finalized upon completion of the Genesis spin and satisfaction of other conditions.
3.     Expressed in units, not beds


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Ventas to Acquire ElderTrust in $184 Million Transaction
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Estimated incremental annualized FFO per diluted share from the ElderTrust merger:

                                                           Annual Increment
                                                     --------------------------
Per diluted share:
Net income                                           $(0.03)    -       $(0.01)
Adjustments:
     Depreciation on real estate assets                0.08     -         0.08
                                                     ------             ------
FFO increment                                        $ 0.05     -       $ 0.07
                                                     ======             ======

     Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. To overcome this problem, the Company considers FFO an appropriate measure of performance of an equity REIT and uses the National Association of Real Estate Investment Trusts ("NAREIT") definition of FFO. NAREIT defines FFO as net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

     FFO presented herein is not necessarily comparable to FFO presented by other real estate companies due to the fact that not all real estate companies use the same definition. FFO should not be considered as an alternative to net income (determined in accordance with accounting principles generally accepted in the United States ("GAAP")), as an indicator of the Company's financial performance, as an alternative to cash flow from operating activities (determined in accordance with GAAP), as a measure of the Company's liquidity, nor is FFO necessarily indicative of sufficient cash flow to fund all of the Company's needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO should be examined in conjunction with net income as presented elsewhere in the Company's filings on Form 10-Q and Form 10-K.

                                      -End-